Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

11.	Income Taxes
To calculate the interim tax provision, at the end of each interim period the Company estimates the annual effective tax rate and applies that to its quarterly earnings from continuing operations. The effect of changes in the enacted tax laws or rates is recognized in the interim period in which the change occurs. The computation of the annual estimated effective tax rate at each interim period requires certain estimates and judgments including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in foreign jurisdictions, permanent differences between book and tax amounts, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained, or the tax environment changes.
The Company’s effective tax rate for the six months ended June 30, 2021 and 2020 differs from the U.S. statutory rate due to the U.S. valuation allowance and foreign income taxed at local statutory rates.
During the three and six months ended June 30, 2021, the Company reported U.S.
pre-tax
losses, consistent with prior years to date. The Company has not yet been able to establish a sustained level of profitability in the U.S. or other sufficient significant positive evidence to conclude that its U.S. deferred tax assets are more likely than not to be realized. Therefore, the Company continues to maintain a valuation allowance against its U.S. deferred tax assets.

11.	Income Taxes
The components of loss before taxes were as follows (in thousands):

	Year Ended December 31,
	2019	2020
Domestic	$(42,039)	$(45,801)
Foreign	210	4

Total loss before provision for income tax	$(41,829)	$(45,797)

The provision for income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2019	2020
Current:
Federal	$–	$–
State	1	1
Foreign	29	–

Total current tax expense	$30	$1

Reconciliation of income tax computed at federal statutory rates to the reported provision for income taxes was as follows (in thousands):

	Year Ended December 31,
	2019	2020
Tax provision at U.S. statutory rate	$(8,784)	$(9,617)
Permanent differences	321	695
Change in valuation allowance	9,609	9,374
Research and development credits	(985)	(849)
Other	(131)	398

Provision for income taxes	$30	$1

Significant components of the Company’s deferred income taxes at December 31, 2019 and 2020 are shown below (in thousands):

	December 31,
	2019	2020
Deferred tax assets:
Net operating losses	$17,199	$25,239
Research and development and other tax credits	3,533	4,740
Other	1,120	1,244

Gross deferred tax assets	21,852	31,223
Less valuation allowance	(21,849)	(31,223)

Total deferred tax assets	3	–

Deferred tax liabilities:
Fixed assets	(3)	–

Gross deferred tax liabilities	(3)	–

Net deferred tax asset	$–	$–

In accordance with the authoritative guidance for income taxes under ASC 740, a deferred tax asset or liability is recognized for the expected future tax consequences of temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities.
At December 31, 2020, the Company had federal net operating loss, or NOL, and research and development credit carryforwards of approximately $21.4 million and $6.5 million, respectively. These carryforwards begin to expire in 2028 and 2029, respectively. In addition, the Company has $98.7 million of post 2017 federal NOL carryforwards that carry forward indefinitely. Utilization of the post 2017 federal NOL carryforwards is limited to eighty-percent of taxable income generated in a given tax year.
Under Sections 382 and 383 of the Internal Revenue Code of 1986 as amended, or IRC, the Company’s NOL and research and development credit carryforwards and other deferred tax assets may be limited or lost if cumulative changes in ownership exceeds 50% within any rolling three-year period. The Company has not completed an IRC Section 382/383 analysis regarding the limitation of NOL and credit carryforwards. If a change in ownership were to have occurred, the annual limitation may result in the expiration of NOL carryforwards and credits before utilization. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance.
In evaluating its valuation allowance, the Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies, and recent financial performance. Due to uncertainty with respect to ultimate realizability of deferred tax assets, the Company has provided a valuation allowance against the U.S. deferred tax assets. The valuation allowance increased by $9.6 million and $9.4 million during the years ended December 31, 2019 and 2020, respectively, primarily due to NOLs incurred.

The following table presents a reconciliation of the changes in the unrecognized tax benefit (in thousands):

Balance as of December 31, 2018	$892
Increases related to prior year tax positions	94
Increases related to current year tax positions	619

Balance as of December 31, 2019	1,605
Increases related to prior year tax positions	9
Increases related to current year tax positions	534

Balance as of December 31, 2020	$2,148

The Company does not anticipate the amount of unrecognized tax benefits to significantly change within the next 12 months. Due to the valuation allowance recorded against the Company’s deferred tax assets, none of the total unrecognized tax benefits as of December 31, 2019 and 2020, would reduce the effective tax rate if recognized. As of December 31, 2019 and 2020, there are no penalties or accrued interest recorded in the consolidated financial statements. The Company’s policy is to recognize interest and penalties related to the underpayment of income taxes as a component of income tax expense or benefit.
The Company files tax returns with the U.S. federal, California state, and Australian tax authorities. The Company currently has no years under examinations by any jurisdiction; however, the Company is subject to income tax examinations by Federal, California and Australian tax authorities for years beginning in 2016, 2017, and 2016, respectively. Further, to the extent allowed by law, the taxing authorities may have the right to examine prior originating periods when NOLs and tax credits are being utilized in the current year.
The Company has made the accounting policy election to recognize the impact of Global Intangible
Low-Tax
Income as a period cost.